                                                                   EXHIBIT 10.26

                                  XIRCOM, INC.
                       1994 EMPLOYEE STOCK PURCHASE PLAN

                 As Amended and restated as of January 22, 1999


     The following constitute the provisions of the 1994 Employee Stock Purchase Plan of Xircom, Inc.

     1.   Purpose.  The purpose of the Plan is to provide employees of the
          -------
Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.   Definitions.
          -----------

          (a) "Board" shall mean the Board of Directors of the company.
               -----

          (b)  "Code" shall mean the Internal Revenue Code of 1986, as
                ----
amended.

          (c) "Common Stock" shall mean the Common Stock of the Company.
               ------------

          (d) "Company" shall mean Xircom, Inc.
               -------

          (e) "Compensation" shall mean wages, salaries, and fees for
               ------------
professional services and any other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Company to the extent that such amounts are included in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, bonuses, fringe benefits, reimbursements and expense allowances), and excluding the following:

              (1) Company contributions to a plan of deferred compensation which are not included in the Employee's gross income for the taxable year in which contributed, or Company contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

              (2) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; and

              (3) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

          (f) "Designated Subsidiaries" shall mean the Subsidiaries which have
               -----------------------
been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (g) "Employee" shall mean any individual who is an employee of the
               --------
Company or any Designated Subsidiary for purposes of tax withholding under the Code whose customary employment with the Company or any Designated Subsidiary is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

          (h) "Enrollment Date" shall mean the first day of each Offering Period
               ---------------
or Extended Offering Period.

          (i) "Exercise Date" shall mean the last day of each Offering Period,
               -------------
or with respect to an Extended Offering Period, the last day of each Purchase Period.

          (j) "Extended Offering Period" shall mean a period of not more than
                ------------------------
approximately twelve (12) months, commencing on the date or dates so specified by the Board, during which options granted pursuant to the Plan may be exercised. The duration, commencement and termination of Extended Offering Periods may be changed pursuant to Section 4 of this Plan.

          (k) "Fair Market Value" shall mean, as of any date, the value of
               -----------------
Common Stock determined as follows:

              (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

              (2) If the Common Stock is quoted on the NASDAQ system (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

              (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (l) "Offering Period" shall mean a period of approximately six (6)
               ---------------
months, commencing on a date determined by the Board, during which an option granted pursuant to the Plan may be exercised. The duration, commencement and termination of Offering Periods may be changed pursuant to Section 4 of this Plan.

          (m) "Plan" shall mean this 1994 Employee Stock Purchase Plan.
               ----

          (n) "Purchase Price" shall mean an amount equal to 85% of the Fair
               --------------
Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

          (o) "Purchase Period" shall mean, with respect to an Extended Offering
               ---------------
Period, the approximately six (6) month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Extended Offering Period shall commence on the Enrollment Date and end with the next

Exercise Date. The duration, commencement and termination of Purchase Periods may be changed pursuant to Section 4 of this Plan.

          (p) "Reserves" shall mean the number of shares of Common Stock covered
               --------
by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

          (q) "Subsidiary" shall mean a corporation, domestic or foreign, of
               ----------
which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

     3.   Eligibility.
          -----------

          (a) Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent his or her rights to purchase stock under all "employee stock purchase plans" qualified under Section 423 of the Code of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4.   Offering Periods and Extended Offering Periods.  The Plan shall be
          ----------------------------------------------
implemented by Offering Periods and/or Extended Offering Periods which may be consecutive and/or overlapping, as determined by the Board, commencing on such dates as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. Except as noted in the next sentence, the Board shall have the power to change the duration, commencement and termination of Offering Periods, Extended Offering Periods and/or Purchase Periods with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period, Extended Offering Period or Purchase Period to be affected thereafter. No such change may result in any Offering Period, Extended Offering Period or Purchase Period exceeding twelve (12) months in duration without the prior approval of the shareholders of the Company. Unless otherwise provided by the Board, the first Offering Period under the Plan shall commence on the first business day on or after May 1, 1994 and terminate on the last business day in the period ending October 31, and shall continue with successive Offering Periods thereafter.

     5.   Participation.
          -------------

          (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's Stock Plan Administrator prior to the applicable Enrollment Date.

          (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

     6.   Payroll Deductions.
          ------------------

          (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made in an amount not exceeding ten percent (10%) of the Compensation which he or she receives during the Offering Period or Extended Offering Period, (or such lesser percentage as may be determined by the Board at least five days prior to the beginning of an Offering Period or Extended Offering Period). Deductions shall be made in the applicable percentage on each pay day, and on any other payment date for Compensation paid to the participant, during the Offering Period or Extended Offering Period.

          (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

          (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period or Extended Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period or Extended Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods or Extended Offering Periods unless terminated as provided in Section 10 hereof.

          (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to 0% at such time during any Offering Period or Extended Offering Period which is scheduled to end during the current calendar year (the "Current Offering Period or Extended Offering Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period or Extended Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period or Extended Offering Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant' s subscription agreement at the beginning of the first Offering Period or Extended Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

          (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

     7.   Grant of Option.  On the Enrollment Date of each Offering Period or
          ---------------
Extended Offering Period, each eligible Employee participating in such Offering Period or Extended Offering Period shall be granted an option to purchase on the Exercise Date(s) of such Offering Period or Extended Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during any Offering Period or Extended Offering an amount in excess of the amount then permitted under Code Section 423(b)(8). Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period or Extended Offering Period.

     8.   Exercise of Option.  Unless a participant withdraws from the Plan as
          ------------------
provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant' s account for the subsequent Offering Period or Extended Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other moneys left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

     9.   Delivery.  As promptly as practicable after each Exercise Date on
          --------
which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

     10.  Withdrawal; Termination of Employment.
          -------------------------------------

          (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period or Extended Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period or Extended Offering Period or Extended Offering Period. If a participant withdraws from an Offering Period or Extended Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period or Extended Offering Period unless the participant delivers to the Company a new subscription agreement.

          (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(g) hereof ), for any reason, including by virtue of him or her having failed to remain an Employee of the Company for at least twenty (20) hours per week during an Offering Period or Extended Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant' s account during the Offering Period or Extended Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option will be automatically terminated.

          (c) A participant's withdrawal from an Offering Period or Extended Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods or Extended Offering Periods which commence after the termination of the Offering Period or Extended Offering Period from which the participant withdraws.

     11.  Interest.  No interest shall accrue on the payroll deductions of a
          --------
participant in the Plan.

     12.  Stock.
          -----

          (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be one million, four-hundred thousand (1,400,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

          (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

          (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

     13.  Administration.
          --------------

          (a) Administrative Body.  The Plan shall be administered by the Board
              -------------------
or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

          (b) Rule 16b-3 Limitations.  Notwithstanding the provisions of
              ----------------------
Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

     14.  Designation of Beneficiary.
          --------------------------

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     15.  Transferability.  Neither payroll deductions credited to a
          ---------------
participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period or Extended Offering Period in accordance with
Section 10 hereof.

     16.  Use of Funds.  All payroll deductions received or held by the Company
          ------------
under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     17.  Reports.  Individual accounts will be maintained for each participant
          -------
in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     18.  Adjustments Upon Changes in Capitalization.
          ------------------------------------------

          (a) Changes in Capitalization.  Subject to any required action by the
              -------------------------
shareholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

          (b) Dissolution or Liquidation.  In the event of the proposed
              --------------------------
dissolution or liquidation of the Company, the Offering Period or Extended Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

          (c) Merger or Asset Sale.  In the event of a proposed sale of all or
              --------------------
substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event the successor corporation refuses to assume or substitute for the option, the Board shall, in lieu of such assumption or substitution, shorten the Offering Period(s) or Extended Offering Period(s) then in progress by setting a new Exercise Date (the "New Exercise Date") to a date which is prior to the effective date of any such sale or merger, and the Offering Period and the Plan shall terminate immediately after the New Exercise Date. If the Board shortens the Offering Period(s) or Extended Offering Period(s) then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period(s) or Extended Offering Period(s) as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

     19.  Amendment or Termination.
          ------------------------

          (a) Except as noted below in this Section 19 (a), the Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. No such amendment may result in any Offering Period, Extended Offering Period or Purchase Period exceeding twelve (12) months in duration
without the prior approval of the shareholders of the Company.   Except as
provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period or Extended Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 hereof, no amendment may make any change in any option there to fore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

          (b) Except as noted below in this Section 19(b), without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods or Extended Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period or Extended Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan. Notwithstanding the foregoing, no such change may result in any Offering Period, Extended Offering Period or Purchase Period exceeding twelve (12) months in duration without the prior approval of the shareholders of the Company.

     20.  Notices.  All notices or other communications by a participant to the
          -------
Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21.  Conditions Upon Issuance of Shares.  Shares shall not be issued with
          ----------------------------------
respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     22.  Term of Plan.  The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

                                   Exhibit A
                                   ---------

                                  XIRCOM, INC.
                       1994 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT

_____ Original Application                    Enrollment Date: ________________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1.   ____________________________________________ hereby elects to participate in the Xircom, Inc. 1994 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (not to exceed 10%) during the Offering Period or Extended Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period or Extended Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete "Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the purchase of shares under this Subscription Agreement is subject to obtaining shareholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse as Joint Tenants with Rights of Survivorship only):

     __________________________________________________.

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period or Extended Offering Period during which I purchased such shares), or one year from the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in
                                   ---------------------------------------
     writing within 30 days after the date of any disposition of shares and I
     ------------------------------------------------------------------------
     will make adequate provision for Federal, state or other tax withholding
     ------------------------------------------------------------------------
     obligations, if any, which arise upon the disposition of the Common Stock.
     -------------------------------------------------------------------------
     The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or
     (2) 15% of the fair market value of the shares on the first day of the Offering Period or Extended Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

Beneficiary name/address:          _____________________________________________

                                   _____________________________________________

Relationship                       _____________________________________________


Beneficiary name/address:          _____________________________________________

                                   _____________________________________________

Relationship                       _____________________________________________


Employee's Social
Security Number:                   _____________________________________________

Employee's Address:                _____________________________________________

                                   _____________________________________________

                                   _____________________________________________


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS OR EXTENDED OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated: __________________          _____________________________________________
                                   Print Employee's Name (Last, First)


                                   _____________________________________________
                                   Signature of Employee


                                   _____________________________________________
                                   Spouse's Signature (If beneficiary
                                   other than spouse)

                                   Exhibit B
                                   ---------

                                  XIRCOM, INC.
                       1994 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL

     The undersigned participant in the Offering Period or Extended Offering Period of the Xircom, Inc. 1994 Employee Stock Purchase Plan which began on __________________ 199___ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period or Extended Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period or Extended Offering Period. The undersigned understands and agrees that his or her option for such Offering Period or Extended Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period or Extended Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods or Extended Offering Periods only by delivering to the Company a new Subscription Agreement.


        Name and Address of Participant:  ____________________________________

                                          ____________________________________

                                          ____________________________________



        Signature:                        ____________________________________

        Date:                             ____________________________________